--------------------------------------------------------------------------------
                                 SMITH BARNEY
                              MANAGED GOVERNMENTS
                                   FUND INC.
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  JULY 31, 2002

                               [LOGO] Smith Barney
                                      Mutual Funds
                 Your Serious Money. Professionally Managed./SM/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]

Roger Lavan
[PHOTO]

Dave Torchia

    ROGER M. LAVAN           DAVID TORCHIA
    PORTFOLIO MANAGER        PORTFOLIO MANAGER


  [GRAPHIC]
        Classic Series


 Annual Report . July 31, 2002

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

      ROGER M. LAVAN


      Roger M. Lavan, CFA, has more than 17 years of securities business experience. Mr. Lavan holds a BS in Management from the State University of New York and an MBA from Fordham University.

      DAVID TORCHIA


      David Torchia has more than 17 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

      FUND OBJECTIVE

      Seeks high current income consistent with liquidity and preservation of capital by investing at least 80% of its assets in debt obligations issued by the U.S. government, its agencies or instrumentalities.

      FUND FACTS

      FUND INCEPTION
      -----------------
      September 4, 1984

      MANAGER TENURE
      -----------------
      Roger M. Lavan -- Since July 2002
      David Torchia -- Since July 2002

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      Roger M. Lavan -- 17 years
      David Torchia -- 17 years

          CLASS A CLASS B CLASS L
---------------------------------
NASDAQ     SHMGX   MGVBX   SMGLX
---------------------------------
INCEPTION 9/4/84  11/6/92 6/29/93
---------------------------------

Average Annual Total Returns as of July 31, 2002*


                                     Without Sales Charges/(1)/
                                     Class A  Class B  Class L
                    -------------------------------------------
                    One-Year          7.17%    6.60%    6.69%
                    -------------------------------------------
                    Five-Year         5.84     5.29     5.39
                    -------------------------------------------
                    Ten-Year          6.25      N/A      N/A
                    -------------------------------------------
                    Since Inception+  8.14     5.86     5.39
                    -------------------------------------------

                                     With Sales Charges/(2)/
                                     Class A  Class B  Class L
                    -------------------------------------------
                    One-Year          2.36%    2.10%    4.61%
                    -------------------------------------------
                    Five-Year         4.86     5.13     5.17
                    -------------------------------------------
                    Ten-Year          5.76      N/A      N/A
                    -------------------------------------------
                    Since Inception+  7.86     5.86     5.28
                    -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+Inception dates for Class A, B and L shares are September 4, 1984, November 6,
 1992 and June 29, 1993, respectively.



What's Inside
Letter to Our Shareholders..................................................1
Historical Performance .....................................................3
Fund at a Glance............................................................6
Schedule of Investments.....................................................7
Statement of Assets and Liabilities ........................................8
Statement of Operations.....................................................9
Statements of Changes in Net Assets........................................10
Notes to Financial Statements..............................................11
Financial Highlights.......................................................15
Independent Auditors' Report ..............................................17
Additional Information.....................................................18
Tax Information............................................................20

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Managed Governments Fund Inc. ("Fund") for the year ended July 31, 2002. In this report we summarize the period's prevailing economic and bond market conditions and outline our investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. We hope that you find this report to be useful and informative.

Performance Update

During the year ended July 31, 2002, the Fund's Class A shares, without sales charges, returned 7.17%. In comparison, the Lehman Brothers Government Bond Index ("Lehman Index")/1/ and Lipper U.S. Mortgage Funds Average/2/ returned 8.59% and 7.82%, respectively, for the same period. At July 31, 2002, the 30-day SEC yield/3/ on the Fund's Class A shares was 3.24%. For the year ended July 31, 2002, the Fund distributed income dividends totaling $0.57 per Class A share.

Investment Strategy

The Fund seeks high current income consistent with liquidity and safety of capital. The Fund invests at least 80% of its assets in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund's portfolio consists principally of mortgage-backed securities ("MBS") issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")/4/.

Market and Economic Overview

The first six months of the Fund's annual reporting period were dominated by a weak economy. Consequently, the U.S. Federal Reserve Board ("Fed") lowered short-term interest rates significantly and increased reserves to maintain liquidity for the stock and bond markets, and for the real economy.

2002 began with market expectations that the Fed would be aggressively raising rates by this point in the year. An analysis of the federal funds rate ("fed funds rate")/5/ futures contract earlier in the year indicated that it was pricing in a 2% to 3% rise in rates as the year progressed. Obviously that has not taken place. As the equity market sold off in the second quarter, bonds rallied substantially.

Federal agency securities and mortgage-backed securities performed well in recent months, lacking the event risk that has so dominated the markets. The mortgage market benefited from attractive yields and a stable Fed policy, although it lagged U.S. Treasury security returns. This was primarily due to the sharp Treasury rally in June, which led to increased prepayment fears as mortgage rates neared their November 2001 lows. The supply of mortgages has been manageable and demand remains robust from non-traditional buyers.

--------
1 The Lehman Index is an unmanaged broad-based index of all public debt obligations of the U.S. government and its agencies. Please note that an investor cannot invest directly in an index.
2 The Lipper U.S. Mortgage Funds Average is an average composed of mutual funds that invest in U.S. mortgage-backed securities. Lipper, Inc. is an independent mutual fund tracking organization. Please note that an investor cannot invest directly in an index.
3 The 30-day SEC yield is the average annualized net investment income per share for the 30 days ended July 31, 2002 and is subject to change. Yields for other share classes may vary due to differences in sales charge structure and class expenses.
4 GNMA securities are backed by the full faith and credit of the U.S. Treasury and therefore carry the highest credit quality available. FNMA and the FHLMC, although they are private corporations, have exceptionally high credit quality due to their close ties to the U.S. government.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


     1 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

U.S. Government and Mortgage-Backed Securities Outlook

We believe the bond market, at least the investment-grade market, is going to take its cue from the equity markets. Inter-day volatility has been extremely high. For example, we have seen days when the Dow Jones Industrial Average/6/ trades down and 10-year U.S. Treasury notes are rallying. As the Dow reversed pretty quickly, those gains were given up in the bond market. So it has been a relatively fluid environment and we think it will stay that way going forward.

We believe the investment-grade fixed-income markets continue to provide a relative safe haven for investors. There has been a flight to quality in mortgage-backed securities, as these bonds have been immune to the credit problems that have plagued the corporate sector.

While the outlook is somewhat uncertain, depending on what the economic environment holds, we think the majority of the interest-rate move has already taken place this year. We do not think the Fed is going to ease rates further unless there is a serious break in the equity markets and in consumer confidence.

Change in Fund Management

The Fund's management team changed on July 12, 2002. Going forward, Roger M. Lavan and David Torchia are responsible for the day-to-day management of the Fund's portfolio. Mr. Lavan and Mr. Torchia are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc, an affiliate of the manager.

Thank you for investing in the Smith Barney Managed Governments Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

                          /s/ Roger M. Lavan        /s/ David Torchia
/s/ Heath B. McLendon     Roger M. Lavan            David Torchia
Heath B. McLendon         Vice President and        Vice President and
Chairman                  Investment Officer        Investment Officer

August 28, 2002

The information provided in this letter represents the opinion of the portfolio manager(s) and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Views expressed are those of the portfolio manager(s) and may differ from other portfolio managers or the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to page 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change.

--------
6 Dow Jones Industrial Average is the price-weighted average of 30 actively traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.




     2 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES

            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain    Return       Total
Year Ended  of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
------------------------------------------------------------------------------
 7/31/02    $12.56   $12.87    $0.57       $0.00       $0.00         7.17%
------------------------------------------------------------------------------
 7/31/01     12.03    12.56     0.70        0.00        0.02        10.68
------------------------------------------------------------------------------
 7/31/00     12.09    12.03     0.70        0.00        0.00         5.49
------------------------------------------------------------------------------
 7/31/99     12.73    12.09     0.72        0.00        0.00         0.58
------------------------------------------------------------------------------
 7/31/98     12.84    12.73     0.80        0.00        0.00         5.51
------------------------------------------------------------------------------
 7/31/97     12.27    12.84     0.82        0.00        0.00        11.80
------------------------------------------------------------------------------
 7/31/96     12.63    12.27     0.82        0.00        0.01         3.76
------------------------------------------------------------------------------
 7/31/95     12.50    12.63     0.74        0.00        0.04         7.67
------------------------------------------------------------------------------
 7/31/94     13.29    12.50     0.61        0.00        0.19         0.08
------------------------------------------------------------------------------
 7/31/93     12.88    13.29     0.66        0.23        0.00        10.43
------------------------------------------------------------------------------
 Total                         $7.14       $0.23       $0.26
------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return       Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
-----------------------------------------------------------------------------------------
7/31/02                $12.57   $12.88    $0.50       $0.00       $0.00         6.60%
-----------------------------------------------------------------------------------------
7/31/01                 12.03    12.57     0.63        0.00        0.02        10.17
-----------------------------------------------------------------------------------------
7/31/00                 12.09    12.03     0.64        0.00        0.00         4.91
-----------------------------------------------------------------------------------------
7/31/99                 12.73    12.09     0.66        0.00        0.00         0.06
-----------------------------------------------------------------------------------------
7/31/98                 12.84    12.73     0.73        0.00        0.00         4.99
-----------------------------------------------------------------------------------------
7/31/97                 12.27    12.84     0.76        0.00        0.00        11.23
-----------------------------------------------------------------------------------------
7/31/96                 12.63    12.27     0.76        0.00        0.01         3.24
-----------------------------------------------------------------------------------------
7/31/95                 12.50    12.63     0.67        0.00        0.04         7.04
-----------------------------------------------------------------------------------------
7/31/94                 13.29    12.50     0.56        0.00        0.17        (0.46)
-----------------------------------------------------------------------------------------
Inception* -- 7/31/93   12.64    13.29     0.41        0.16        0.00         9.92++
-----------------------------------------------------------------------------------------
Total                                     $6.32       $0.16       $0.24
-----------------------------------------------------------------------------------------


     3 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return       Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
-----------------------------------------------------------------------------------------
7/31/02                $12.57   $12.88    $0.51       $0.00       $0.00         6.69%
-----------------------------------------------------------------------------------------
7/31/01                 12.03    12.57     0.64        0.00        0.02        10.26
-----------------------------------------------------------------------------------------
7/31/00                 12.09    12.03     0.65        0.00        0.00         5.00
-----------------------------------------------------------------------------------------
7/31/99                 12.73    12.09     0.67        0.00        0.00         0.15
-----------------------------------------------------------------------------------------
7/31/98                 12.84    12.73     0.74        0.00        0.00         5.07
-----------------------------------------------------------------------------------------
7/31/97                 12.27    12.84     0.76        0.00        0.00        11.26
-----------------------------------------------------------------------------------------
7/31/96                 12.63    12.27     0.76        0.00        0.01         3.25
-----------------------------------------------------------------------------------------
7/31/95                 12.50    12.63     0.67        0.00        0.04         7.04
-----------------------------------------------------------------------------------------
7/31/94                 13.29    12.50     0.56        0.00        0.17        (0.46)
-----------------------------------------------------------------------------------------
Inception* -- 7/31/93   13.18    13.29     0.03        0.02        0.00         1.25++
-----------------------------------------------------------------------------------------
Total                                     $5.99       $0.02       $0.24
-----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return       Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
-----------------------------------------------------------------------------------------
7/31/02                $12.56   $12.87    $0.61       $0.00       $0.00         7.55%
-----------------------------------------------------------------------------------------
7/31/01                 12.03    12.56     0.75        0.00        0.02        11.08
-----------------------------------------------------------------------------------------
7/31/00                 12.10    12.03     0.75        0.00        0.00         5.79
-----------------------------------------------------------------------------------------
7/31/99                 12.74    12.10     0.77        0.00        0.00         0.92
-----------------------------------------------------------------------------------------
7/31/98                 12.84    12.74     0.84        0.00        0.00         5.94
-----------------------------------------------------------------------------------------
7/31/97                 12.27    12.84     0.86        0.00        0.00        12.16
-----------------------------------------------------------------------------------------
Inception* -- 7/31/96   12.86    12.27     0.44        0.00        0.01        (1.10)++
-----------------------------------------------------------------------------------------
Total                                     $5.02       $0.00       $0.03
-----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


     4 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+

                                        Without Sales Charges/(1)/
                                      -------------------------------
                                      Class A Class B Class L Class Y
           ----------------------------------------------------------
           Year Ended 7/31/02          7.17%   6.60%   6.69%   7.55%
           ----------------------------------------------------------
           Five Years Ended 7/31/02    5.84    5.29    5.39    6.21
           ----------------------------------------------------------
           Ten Years Ended 7/31/02     6.25     N/A     N/A     N/A
           ----------------------------------------------------------
           Inception* through 7/31/02  8.14    5.86    5.39    6.45
           ----------------------------------------------------------

                                          With Sales Charges/(2)/
                                      -------------------------------
                                      Class A Class B Class L Class Y
           ----------------------------------------------------------
           Year Ended 7/31/02          2.36%   2.10%   4.61%   7.55%
           ----------------------------------------------------------
           Five Years Ended 7/31/02    4.86    5.13    5.17    6.21
           ----------------------------------------------------------
           Ten Years Ended 7/31/02     5.76     N/A     N/A     N/A
           ----------------------------------------------------------
           Inception* through 7/31/02  7.86    5.86    5.28    6.45
           ----------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (7/31/92 through 7/31/02)              83.35%
        ---------------------------------------------------------------
        Class B (Inception* through 7/31/02)           74.07
        ---------------------------------------------------------------
        Class L (Inception* through 7/31/02)           61.14
        ---------------------------------------------------------------
        Class Y (Inception* through 7/31/02)           49.89
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.


     5 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC. AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the Smith Barney Managed Governments Fund Inc. vs. Lehman Brothers Government Bond Index and Lipper U.S. Mortgage Funds Average+
--------------------------------------------------------------------------------
                            July 1992 -- July 2002

                           [CHART]



              Smith Barney        Lehman Brothers      Lipper
                 Managed             Government     U.S. Mortgage
           Governments Fund Inc.     Bond Index     Funds Average
           ---------------------  ---------------  ---------------
Jul 1992         $ 9,548               $10,000         $10,000
Jul 1993          10,543                11,080          10,847
Jul 1994          10,552                11,065          10,631
Jul 1995          11,361                12,999          11,561
Jul 1996          11,787                13,669          12,132
Jul 1997          13,183                15,060          13,352
Jul 1998          13,910                16,318          14,188
Jul 1999          13,990                16,766          14,417
Jul 2000          14,758                17,802          15,198
Jul 2001          16,334                19,920          16,969
Jul 2002          17,506                21,632          18,296





































+Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1992, assuming deduction of the maximum 4.50% initial sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2002. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper U.S. Mortgage Funds Average is composed of the Fund's peer group of mutual funds (71 funds as of July 31, 2002) investing in U.S. mortgage-backed securities. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.






     6 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                              JULY 31, 2002



   FACE
  AMOUNT                                                  SECURITY                                                   VALUE
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 74.6%
            U.S. Treasury Notes:
$13,500,000  3.000% due 2/29/04+                                                                                  $ 13,716,742
 11,000,000  5.875% due 11/15/04+                                                                                   11,848,210
  7,000,000  4.375% due 5/15/07+                                                                                     7,283,283
  7,200,000 Federal Home Loan Bank, 3.375% due 5/14/04                                                               7,325,510
            Federal Home Loan Mortgage Corp. (FHLMC):
  8,500,000  5.000% due 5/15/04+                                                                                     8,895,854
      2,420  5.500% due 5/1/13                                                                                           2,472
  7,715,751  7.000% due 2/1/16++                                                                                     8,160,259
 15,529,189  6.500% due 7/1/16++                                                                                    16,201,872
 20,880,559  6.000% due 3/1/17+                                                                                     21,497,392
  6,647,462  6.500% due 1/1/32++                                                                                     6,850,271
 20,000,000  6.000% due 7/1/32*                                                                                     20,181,200
 49,000,000  6.500% due 8/1/32++*                                                                                   50,393,070
            Federal National Mortgage Association (FNMA):
    247,707  7.500% due 4/1/09                                                                                         252,580
    185,824  6.500% due 6/1/15++                                                                                       194,010
    188,349  7.000% due 1/1/16                                                                                         199,199
  7,317,721  5.500% due 12/1/16++                                                                                    7,419,768
  5,896,994  6.000% due 5/1/17                                                                                       6,070,103
  1,785,976  6.500% due 3/1/32                                                                                       1,838,649
 27,712,130  7.500% due 3/1/32++                                                                                    29,281,977
 20,171,534  7.000% due 5/1/32++                                                                                    21,009,459
 43,834,279  6.000% due 6/1/32+++                                                                                   44,247,053
 13,000,000  6.000% due 7/1/32*                                                                                     13,101,530
 25,000,000  6.500% due 8/1/32*                                                                                     25,687,500
 31,000,000  7.000% due 8/1/32*                                                                                     32,240,000
            Government National Mortgage Association (GNMA):
    163,842  8.500% due 11/15/27                                                                                       176,155
 46,290,738  6.500% due 3/15/32+++                                                                                  47,811,111
 32,297,655  7.000% due 3/15/32++                                                                                   33,791,819
 12,457,166  7.500% due 5/15/32+++                                                                                  13,197,749
------------------------------------------------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (Cost -- $440,387,613)                                                                                 448,874,797
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 25.4%
 47,346,000 Morgan Stanley, 1.760% due 8/1/02; Proceeds at maturity -- $47,348,315; (Fully collateralized by U.S.
              Treasury Strips, 0.000% due 8/15/17 to 2/15/25; Market value -- $48,766,406)                          47,346,000
105,796,000 CIBC Oppenheimer, 1.720% due 8/1/02; Proceeds at maturity -- $105,801,055; (Fully collateralized by
              U.S. Treasury Bills, 0.000% due 8/22/02; Market value -- $107,914,672)                               105,796,000
------------------------------------------------------------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $153,142,000)                                                                                 153,142,000
------------------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $593,529,613**)                                                                              $602,016,797
------------------------------------------------------------------------------------------------------------------------------

 + Securities with an aggregate market value of $143,025,182 are segregated as collateral for TBA's.
++ Date shown represents the last in range of maturity dates of mortgage certificates owned.
 * Security has been issued on a to-be-announced basis ("TBA") (See Note 8). ** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



     7 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                  JULY 31, 2002

   ASSETS:
      Investments, at value (Cost -- $440,387,613)              $448,874,797
      Repurchase agreements, at value (Cost -- $153,142,000)     153,142,000
      Cash                                                             1,195
      Interest receivable                                          2,218,099
      Receivable for Fund shares sold                              1,014,326
   -------------------------------------------------------------------------
      Total Assets                                               605,250,417
   -------------------------------------------------------------------------
   LIABILITIES:
      Payable for securities purchased                           141,738,579
      Payable for Fund shares purchased                              289,990
      Investment advisory fee payable                                185,698
      Administration fee payable                                      82,532
      Distribution fees payable                                       33,298
      Accrued expenses                                               139,464
   -------------------------------------------------------------------------
      Total Liabilities                                          142,469,561
   -------------------------------------------------------------------------
   Total Net Assets                                             $462,780,856
   -------------------------------------------------------------------------
   NET ASSETS:
      Par value of capital shares                               $     35,957
      Capital paid in excess of par value                        476,262,852
      Undistributed net investment income                          1,521,707
      Accumulated net realized loss from security transactions   (23,526,844)
      Net unrealized appreciation of investments                   8,487,184
   -------------------------------------------------------------------------
   Total Net Assets                                             $462,780,856
   -------------------------------------------------------------------------
   Shares Outstanding:
      Class A                                                     21,533,990
   --------------------------------------------------------------------------
      Class B                                                      2,984,914
   --------------------------------------------------------------------------
      Class L                                                      1,688,309
   --------------------------------------------------------------------------
      Class Y                                                      9,749,964
   --------------------------------------------------------------------------
   Net Asset Value:
      Class A (and redemption price)                                  $12.87
   --------------------------------------------------------------------------
      Class B *                                                       $12.88
   --------------------------------------------------------------------------
      Class L **                                                      $12.88
   --------------------------------------------------------------------------
      Class Y (and redemption price)                                  $12.87
   --------------------------------------------------------------------------
   Maximum Public Offering Price Per Share:
      Class A (net asset value plus 4.71% of net asset value
        per share)                                                    $13.48
   --------------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value
        per share)                                                    $13.01
   -------------------------------------------------------------------------
 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



     8 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED JULY 31, 2002


INVESTMENT INCOME:
   Interest                                                                     $   24,195,314
   Other income                                                                        955,737
---------------------------------------------------------------------------------------------
   Total Investment Income                                                          25,151,051
---------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                                  1,977,538
   Distribution fees (Note 2)                                                        1,025,162
   Administration fee (Note 2)                                                         878,906
   Shareholder and system servicing fees                                               245,229
   Shareholder communications                                                           87,890
   Audit and legal                                                                      69,925
   Directors' fees                                                                      59,247
   Registration fees                                                                    39,099
   Custody                                                                              38,069
   Other                                                                                11,365
---------------------------------------------------------------------------------------------
   Total Expenses                                                                    4,432,430
---------------------------------------------------------------------------------------------
Net Investment Income                                                               20,718,621
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                         1,455,081,941
     Cost of securities sold                                                     1,449,023,457
---------------------------------------------------------------------------------------------
   Net Realized Gain                                                                 6,058,484
---------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                               4,558,846
     End of year                                                                     8,487,184
---------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                           3,928,338
---------------------------------------------------------------------------------------------
Net Gain on Investments                                                              9,986,822
---------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $   30,705,443
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



     9 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED JULY 31,



                                                                         2002           2001
-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $ 20,718,621  $  24,401,998
   Net realized gain                                                    6,058,484     12,046,634
   Increase in net unrealized appreciation                              3,928,338      7,799,298
-------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              30,705,443     44,247,930
-------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                              (19,907,185)   (24,760,326)
   Capital                                                                     --       (718,058)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (19,907,185)   (25,478,384)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                                    98,525,959     89,198,502
   Net asset value of shares issued for reinvestment of dividends       9,509,066     11,887,403
   Cost of shares reacquired                                          (77,263,994)  (132,891,041)
-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions      30,771,031    (31,805,136)
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      41,569,289    (13,035,590)

NET ASSETS:
   Beginning of year                                                  421,211,567    434,247,157
-------------------------------------------------------------------------------------------------
   End of year*                                                      $462,780,856  $ 421,211,567
-------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:   $1,521,707       $(15,352)
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



     10 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) other securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method;
(h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of the relative net assets of each class; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At July 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2002, the Fund paid transfer agent fees of $219,391 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC

     11 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders
only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2002, SSB received sales charges of approximately $228,000 and $69,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended July 31, 2002, CDSCs paid to SSB were approximately $3,000, $74,000 and $9,000 for Class A, B and L shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 2002, total Distribution Plan fees incurred were:

                                                   Class A  Class B  Class L
----------------------------------------------------------------------------
Distribution Plan Fees                             $684,070 $247,066 $94,026
---------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                       $1,534,598,481
-----------------------------------------------------------------------------
Sales                                                            1,455,081,941
-----------------------------------------------------------------------------

At July 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


--------------------------------------------------------------------------
Gross unrealized appreciation                                   $8,491,670
Gross unrealized depreciation                                       (4,486)
--------------------------------------------------------------------------
Net unrealized appreciation                                     $8,487,184
--------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended July 31, 2002, the Fund did not enter into any reverse repurchase agreements.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund

     12 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders
enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended July 31, 2002, the Fund did not enter into any written covered call or put option contracts.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio.The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2002, the Fund did not hold any futures contracts.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

At July 31, 2002, the Fund held TBA securities with a total cost of $140,134,073.

     13 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

9.  Mortgage Dollar Roll Transactions

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

At July 31, 2002, the Fund did not hold any open mortgage dollar rolls.

10.Capital Loss Carryforward

At July 31, 2002, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $23,520,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                                     2003       2004       2008       2009
   -------------------------------------------------------------------------
   Carryforward Amounts           $4,867,000 $3,598,000 $14,114,000 $941,000
   ------------------------------------------------------------------------

11.  Capital Shares

At July 31, 2002, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                    July 31, 2002             July 31, 2001
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    2,724,945  $ 34,574,491   5,280,754  $ 65,195,456
Shares issued on reinvestment    653,525     8,268,742     859,439    10,591,201
Shares reacquired             (3,409,301)  (43,181,126) (7,071,943)  (87,279,305)
---------------------------------------------------------------------------------
Net Decrease                     (30,831) $   (337,893)   (931,750) $(11,492,648)
---------------------------------------------------------------------------------
Class B
Shares sold                    1,686,887  $ 21,450,529     616,020  $  7,631,662
Shares issued on reinvestment     65,542       829,922      90,413     1,113,860
Shares reacquired             (1,179,625)  (14,906,978) (1,578,539)  (19,492,273)
---------------------------------------------------------------------------------
Net Increase (Decrease)          572,804  $  7,373,473    (872,106) $(10,746,751)
---------------------------------------------------------------------------------
Class L
Shares sold                    1,467,223  $ 18,605,132     279,698  $  3,485,857
Shares issued on reinvestment     32,393       410,402      14,771       182,342
Shares reacquired               (325,590)   (4,117,675)   (102,645)   (1,272,126)
---------------------------------------------------------------------------------
Net Increase                   1,174,026  $ 14,897,859     191,824  $  2,396,073
---------------------------------------------------------------------------------
Class Y
Shares sold                    1,892,887  $ 23,895,807   1,041,226  $ 12,885,527
Shares reacquired             (1,182,924)  (15,058,215) (1,997,515)  (24,847,337)
---------------------------------------------------------------------------------
Net Increase (Decrease)          709,963  $  8,837,592    (956,289) $(11,961,810)
---------------------------------------------------------------------------------


    14   Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class A Shares                       2002/(1)/      2001/(1)/          2000/(1)/     1999/(1)/     1998/(1)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $12.56         $12.03        $12.09        $12.73        $12.84
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.59           0.69          0.73          0.65          0.75
  Net realized and unrealized gain        0.29
   (loss)                                                0.56         (0.09)        (0.57)        (0.06)
------------------------------------------------------------------------------------------------------------
Total Income From Operations              0.88           1.25          0.64          0.08          0.69
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.57)         (0.70)        (0.70)        (0.72)        (0.80)
  Capital                                   --          (0.02)           --            --            --
------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.57)         (0.72)        (0.70)        (0.72)        (0.80)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $12.87         $12.56        $12.03        $12.09        $12.73
------------------------------------------------------------------------------------------------------------
Total Return                              7.17%         10.68%         5.49%         0.58%         5.51%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $277,136     $  270,884      $270,599      $321,860      $374,109
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                   4.67%          5.58%         6.05%         5.18%         5.78%
  Interest expense                          --             --            --            --          0.13
  Operating expenses                      1.05           1.04          1.05          1.04          1.03
  Total expenses                          1.05           1.04          1.05          1.04          1.16
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    335%           275%          173%          205%          363%
------------------------------------------------------------------------------------------------------------

Class B Shares                       2002/(1)/           2001/(1)/     2000/(1)/     1999/(1)/     1998/(1)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year      $12.57         $12.03        $12.09        $12.73        $12.84
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.52           0.62          0.66          0.59          0.67
  Net realized and unrealized gain        0.29
   (loss)                                                0.57         (0.08)        (0.57)        (0.05)
------------------------------------------------------------------------------------------------------------
Total Income From Operations              0.81           1.19          0.58          0.02          0.62
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.50)         (0.63)        (0.64)        (0.66)        (0.73)
  Capital                                   --          (0.02)           --            --            --
------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.50)         (0.65)        (0.64)        (0.66)        (0.73)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $12.88         $12.57        $12.03        $12.09        $12.73
------------------------------------------------------------------------------------------------------------
Total Return                              6.60%         10.17%         4.91%         0.06%         4.99%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $   38,431        $30,310       $39,499       $61,391       $73,905
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                   4.13%          5.11%         5.52%         4.64%         5.27%
  Interest expense                          --             --            --            --          0.13
  Operating expenses                      1.56           1.54          1.58          1.57          1.56
  Total expenses                          1.56           1.54          1.58          1.57          1.69
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    335%           275%          173%          205%          363%
------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


     15 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended July 31, unless otherwise noted:

Class L Shares                           2002/(1)/         2001/(1)/     2000/(1)/     1999/(1)/    1998/(1)(2)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.57       $12.03        $12.09        $12.73       $12.84
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.53         0.62          0.67          0.61         0.67
 Net realized and unrealized gain (loss)      0.29         0.58         (0.08)        (0.58)       (0.04)
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.82         1.20          0.59          0.03         0.63
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.51)       (0.64)        (0.65)        (0.67)       (0.74)
 Capital                                        --        (0.02)           --            --           --
----------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.51)       (0.66)        (0.65)        (0.67)       (0.74)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.88       $12.57        $12.03        $12.09       $12.73
----------------------------------------------------------------------------------------------------------------
Total Return                                  6.69%       10.26%         5.00%         0.15%        5.07%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $21,740       $6,463        $3,879        $4,505       $2,811
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        4.17%        5.08%         5.60%         4.76%        5.28%
 Interest expense                               --           --            --            --         0.13
 Operating expenses                           1.46         1.46          1.51          1.48         1.49
 Total expenses                               1.46         1.46          1.51          1.48         1.62
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        335%         275%          173%          205%         363%
----------------------------------------------------------------------------------------------------------------

Class Y Shares                           2002/(1)/         2001/(1)/     2000/(1)/     1999/(1)/    1998/(1)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.56       $12.03        $12.10        $12.74       $12.84
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.63         0.73          0.77          0.70         0.80
 Net realized and unrealized gain (loss)      0.29         0.57         (0.09)        (0.57)       (0.06)
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.92         1.30          0.68          0.13         0.74
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       (0.61)       (0.75)        (0.75)        (0.77)       (0.84)
 Capital                                        --        (0.02)           --            --           --
----------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.61)       (0.77)        (0.75)        (0.77)       (0.84)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.87       $12.56        $12.03        $12.10       $12.74
----------------------------------------------------------------------------------------------------------------
Total Return                                  7.55%       11.08%         5.79%         0.92%        5.94%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $125,474     $113,555      $120,270      $118,007      $90,761
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                        5.01%        5.91%         6.40%         5.54%        6.10%
 Interest expense                               --           --            --            --         0.13
 Operating expenses                           0.70         0.70          0.71          0.70         0.69
 Total expenses                               0.70         0.70          0.71          0.70         0.82
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        335%         275%          173%          205%         363%
----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.


     16 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Managed Governments Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Managed Governments Fund Inc. ("Fund") as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                               /s/ KPMG LLP

New York, New York
September 12, 2002


    17   Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney Managed Governments Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                            Number of
                                                                                            Investment
                                                                                           Companies in
                                           Term of Office*                                 Fund Complex      Other
                          Position(s) Held  and Length of      Principal Occupation(s)     Overseen by   Directorships
Name, Address and Age        with Fund       Time Served       During Past Five Years        Director   Held by Director
------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Herbert Barg                  Director          Since      Retired                              16            None
1460 Drayton Lane                               1995
Wynnewood, PA 19096
Age 78

Dwight B. Crane               Director          Since      Professor -- Harvard Business        23            None
Harvard Business School                         1995       School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Burt N. Dorsett               Director          Since      President -- Dorsett McCabe          11            None
201 East 62nd Street                            1984       Capital Management, Inc.;
Apt. 3C                                                    Chief Investment Officer --
New York, NY 10021                                         Leeb Capital Management, Inc.
Age 71                                                     1999-Present

Elliot S. Jaffe               Director          Since      Chairman of The Dress Barn Inc.      11      Zweig Total
The Dress Barn Inc.                             1985                                                    Return Fund;
Executive Office                                                                                        Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 75

Stephen E. Kaufman            Director          Since      Attorney                             13            None
Stephen E. Kaufman PC                           1995
277 Park Avenue
47th Floor
New York, NY 10172
Age 70

Joseph J. McCann              Director          Since      Retired                              11            None
200 Oak Park Place                              1995
Suite One
Pittsburgh, PA 15243
Age 71

Cornelius C. Rose, Jr.        Director          Since      Chief Executive                      11            None
P.O. Box 5388                                   1994       Officer -- Performance
West Lebanon                                               Learning Systems
NH 03784
Age 69

     18 Smith Barney Managed Government Fund Inc. | 2002 Annual Report to
                                 Shareholders

                                                                                                   Number of
                                                                                                   Investment
                                                                                                  Companies in
                                                        Term of Office*        Principal          Fund Complex      Other
                                    Position(s) Held     and Length of    Occupation(s) During    Overseen by   Directorships
Name, Address and Age                  with Fund          Time Served       Past Five Years         Director   Held by Director
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS**:
Alfred J. Bianchetti              Director                   Since      Retired                       11             None
19 Circle End Drive                                          1995
Ramsey, NJ 07446
Age 79

Heath B. McLendon                 Director/                  Since      Managing Director of          74             None
Salomon Smith Barney Inc. ("SSB") Chairman                   1984       SSB; President and
125 Broad Street, 9th Floor                                             Director of Smith Barney
New York, NY 10004                                                      Fund Management LLC
Age 69                                                                  ("SBFM") and Travelers
                                                                        Investment Adviser, Inc.
                                                                        ("TIA"); Director of
                                                                        Travelers Investment
                                                                        Management Company
                                                                        ("TIMCO")

OFFICERS:
Lewis E. Daidone                  Senior Vice                Since      Managing Director of          N/A            N/A
SSB                               President and Chief        1995       SSB; Director and Senior
125 Broad Street, 11th Floor      Administrative                        Vice President of SBFM
New York, NY 10004                Officer                               and TIA; Chief Financial
Age 44                                                                  Officer and Treasurer of
                                                                        Smith Barney Mutual
                                                                        Funds

Richard L. Peteka                 Chief                      Since      Director and Head of          N/A            N/A
SSB                               Financial Officer and      2002       Internal Control for
125 Broad Street, 11th Floor      Treasurer                             Citigroup Asset
New York, NY 10004                                                      Management U.S. Mutual
Age 40                                                                  Fund Administration from
                                                                        1999-2002; Vice
                                                                        President, Head of Mutual
                                                                        Fund Administration and
                                                                        Treasurer at Oppenheimer
                                                                        Capital from 1996-1999

Roger M. Lavan                    Vice President             Since      Managing Director             N/A            N/A
SSB                               and Investment             2002       of SSB; Investment
388 Greenwich Street              Officer                               Officer of SBFM
New York, NY 10013
Age 38

David Torchia                     Vice President             Since      Managing Director             N/A            N/A
SSB                               and Investment             2002       of SSB; Investment
388 Greenwich Street              Officer                               Officer of SBFM
New York, NY 10013
Age 42

Kaprel Ozsolak                    Controller                 Since      Vice President of SSB         N/A            N/A
SSB                                                          2002
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                Secretary                  Since      Managing Director of          N/A            N/A
SSB                                                          1995       SSB; General Counsel
300 First Stamford Place                                                and Secretary of SBFM
Stamford, CT 06902                                                      and TIA
Age 51

--------
 * Each director and officer serves until his or her successor has been duly elected and qualified.
**Mr. Bianchetti and Mr. McLendon are directors who are "interested persons" of the Fund as defined in the 1940 Act because Mr. Bianchetti's son-in-law is an officer of an SBFM affiliate and Mr. McLendon is an officer of SBFM and its affiliates.

     19 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Fund hereby designates for the fiscal year ended July 31, 2002:

A total of 6.39% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


     20 Smith Barney Managed Governments Fund Inc. | 2002 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                         MANAGED GOVERNMENTS FUND INC.



            DIRECTORS                   INVESTMENT ADVISER
            Herbert Barg                Smith Barney Fund
            Alfred J. Bianchetti          Management LLC
            Dwight B. Crane
            Burt N. Dorsett             DISTRIBUTOR
            Elliot S. Jaffe             Salomon Smith Barney Inc.
            Stephen E. Kaufman
            Joseph J. McCann            CUSTODIAN
            Heath B. McLendon, Chairman State Street Bank and
            Cornelius C. Rose, Jr.        Trust Company

            OFFICERS                    TRANSFER AGENT
            Heath B. McLendon           Citicorp Trust Bank, fsb.
            President and               125 Broad Street, 11th Floor
            Chief Executive Officer     New York, New York 10004

            Lewis E. Daidone            SUB-TRANSFER AGENT
            Senior Vice President       PFPC Global Fund Services
            and Chief Administrative    P.O. Box 9699
            Officer                     Providence, Rhode Island
                                        02940-9699
            Richard L. Peteka
            Chief Financial Officer
            and Treasurer

            Roger M. Lavan
            Vice President and
            Investment Officer

            David Torchia
            Vice President and
            Investment Officer

            Kaprel Ozsolak
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Managed Governments Fund Inc.




 This report is submitted for the general information of shareholders of Smith Barney Managed Governments Fund Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


           SalomonSmithBarney
 ----------------------------
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

       FD01181 9/02                                                     02-3799